6. Time Deposits (Details Narrative) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Time Deposits [Line Items]
Time deposits purchased through third party brokers, including certificates of deposit participated through the Certificate of Deposit Account Registry Service ("CDARS") on behalf of local customers	$ 12,400	$ 22,300
CDARS balances	$ 4,300	$ 3,100
Weighted average rate of brokered deposits	1.43%	1.96%